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                                                                   Exhibit 10.9
                              INTER-CREDITOR AGREEMENT

       INTER-CREDITOR AGREEMENT, dated as of October 30, 1998, by and among Sabal Corp., a Nevada Corporation (the "Debtor"), and EXCAL ENERGY CORPORATION, a Michigan corporation ("ExCal"), BISCAYNE PETROLEUM
CORPORATION, an Ohio corporation ("Biscayne"), and Roger Landress
("Landress") (ExCal, Biscayne, and Landress being referred to collectively herein as "Creditors").

       WHEREAS, Debtor has made a promissory note in favor of ExCal in the original principal amount not to exceed $500,000, a copy of which is attached hereto as Exhibit A-1; and

       WHEREAS, Debtor has made a promissory note in favor of Biscayne in the original principal amount of $97,808.87 copy of which is attached hereto as Exhibit A-2; and

       WHEREAS, Debtor has made a promissory note in favor of Landress in the original principal amount of $113,697.98, a copy of which is attached hereto as Exhibit A-3; and

       WHEREAS, the Creditors have reached agreement among themselves and with the Debtor with respect to the repayment of the various promissory notes in certain circumstances; and

       WHEREAS, the Debtor and the Creditors wish to reduce their agreement to writing and with the intention of being bound hereby:

       NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and with the understanding and expectation that each party hereto intends to rely upon the representations and promises of the remaining parties hereto, the Debtor and the Creditors hereby agree as follows:

       1. AUTHORIZATION. The execution, delivery and performance by each party hereto (i) have been duly authorized by all necessary corporate action,
(ii) do not and will not contravene the charter or by-laws, law or any contractual restriction binding on or otherwise affecting such party.

       2. ORDER OF PAYMENTS. Notwithstanding any provision to the contrary in the promissory notes made by Debtor in favor of the Creditors, in the event of a sale of assets by Debtor other than in the ordinary course of business (but not in the case of a permitted sale of all or substantially all of the assets of Debtor), the net proceeds of such sale shall be immediately paid to the Creditors, whether as prepayment or otherwise, as follows: Debtor shall immediately pay each of the Creditors that percentage of the net proceeds calculated by multiplying the net proceeds by the product of (x) a fraction the numerator of which shall be the principal balance together with any accrued but unpaid interest then outstanding with respect to that Creditor's promissory note (the "Outstanding Balance"), and the denominator of which shall be the aggregate Outstanding Balance of all Creditors' promissory notes; and (y) 100.




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       3.     NET PROCEEDS.  For purposes of this Agreement, net proceeds shall mean gross proceeds, whether in cash or in kind, less costs of advertising or brokerage commissions paid to non-affiliates of Debtor in connection with such sale.

       4. ASSETS. For purposes of this Agreement, assets shall include real property, personal property, buildings, furniture, fixtures, machinery, motor vehicles, equipment, leases, contract rights, inventory, and securities, whether now owned or hereafter acquired.

       5. SECURITY INTERESTS. Except with respect to the General Security Agreement dated as of October 30, 1998 made by Debtor in favor of ExCal, each of the Creditors warrants and represents to the others that he/it does not, by virtue of the promissory notes that are exhibits hereto or otherwise, have a security interest in any property of the Debtor.

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       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                          DEBTOR:

                                          SABAL CORP.




                                          By: /s/ Roger Landress
                                             ----------------------------------
                                          Name:  Roger Landress
                                          Title: President


                                          CREDITORS:

                                          EXCAL ENERGY CORPORATION



                                          By: /s/ Edson R. Arneault
                                             ----------------------------------
                                          Name:  Edson R. Arneault
                                          Title: President



                                          BISCAYNE PETROLEUM CORPORATION, an
                                          Ohio corporation



                                          By: /s/ Edson R. Arneault
                                             ----------------------------------
                                          Its: President



                                          Roger Landress


                                          /s/ Roger Landress
                                          -------------------------------------




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